EMPLOYMENT AGREEMENT AMENDMENT THIS EMPLOYMENT AGREEMENT AMENDMENT (this “Amendment”) is entered into by and between Bakkt Holdings, Inc. (the “Company”) and Andy Main (“Executive”) (jointly referred to as the “Parties” or individually referred to as a “Party as of March 19, 2025. R E C I T A L S WHEREAS, Executive is engaged as the Company’s Chief Executive Officer pursuant to the Employment Agreement (“Employment Agreement”) that Executive entered into on March 18, 2024 with the Company; WHEREAS, Executive agreed to the terms of that certain At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement with the Company on May 2, 2024 (“Confidentiality Agreement”); and WHEREAS, without otherwise altering the terms and conditions of Executive’s employment in any way, the Parties mutually agree to amend Executive’s Employment Agreement as set forth in this Amendment. A G R E E M E N T NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the Parties agree as follows: 1. Duties and Scope of Employment. The Company will continue to employ Executive on the same terms and conditions of employment, pursuant to the Confidentiality Agreement and the Employment Agreement, except to the extent in conflict with or modified by this Amendment. Effective March 21, 2025, Executive’s title shall change from Chief Executive Officer to Co-Chief Executive Officer. Executive will also continue to be President of the Company. 2. Limitations on Authority and Role. Executive’s primary responsibilities will involve (a) until Akshay Naheta is approved by all relevant regulatory authorities to act in such capacity, the management and direction of Bakkt Crypto Solutions, LLC (“BCS”) and Bakkt Trust Company LLC (“BTC”) in accordance with applicable law and regulation, and (b) such other duties consistent with his positions as may be lawfully assigned from time to time by the Company’s Board of Directors. 3. No Good Reason. Changes to the terms and conditions of Executive’s employment as set forth under this Amendment shall not constitute “Good Reason” as defined in Executive’s Employment Agreement for the limited purpose of this Amendment. Notwithstanding the foregoing, the parties agree that: (a) subsequent changes to Executive’s terms and conditions of employment may operate to trigger Good Reason, (b) that Executive’s replacement as Co-Chief Executive Officer shall constitute Good Reason, and (c) that this Amendment does not constitute a waiver by Executive of any of his rights under the Employment Agreement or applicable law. 4. Assignment. This Amendment will be binding upon and inure to the benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company. Any such successor of the Company will be deemed substituted for the Company under the terms of this Amendment for all purposes. For this purpose, “successor” means any person, firm,

2 corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Amendment may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of Executive’s right to compensation or other benefits will be null and void. 5. Notices. All notices, requests, demands and other communications called for under this Amendment shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, or sent by email directed to the Party to be notified at the address or email indicated for such Party on the signature page to this Amendment, or at such other address or email as such Party may designate by ten (10) days’ advance written notice to the other Parties hereto. All such notices and other communications shall be deemed given upon personal delivery, three (3) days after the date of mailing, or upon confirmation of email. 6. Entire Agreement. This Amendment, together with the Employment Agreement Confidentiality Agreement, and the 2021 Plan and Executive’s award agreements thereunder represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral. No waiver, alteration, or modification of any of the provisions of this Amendment will be binding unless in writing and signed by duly authorized representatives of the parties hereto. 7. Governing Law. This Amendment will be governed by the laws of the State of Colorado (with the exception of its conflict of laws provisions). 8. Acknowledgment. Executive acknowledges that Executive has had the opportunity to discuss this matter with and obtain advice from Executive’s legal counsel, has had sufficient time to, and has carefully read and fully understands all the provisions of this Amendment, and is knowingly and voluntarily entering into this Amendment. 9. Counterparts; Facsimile Signatures. This Amendment may be executed in multiple counterparts, including through electronic signatures, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument. This Amendment will become binding when one or more counterparts hereof, individually or taken together, will bear the signatures of all of the parties reflected hereon as the signatories. Any signature on this Amendment delivered by photographic, facsimile or PDF copy shall be deemed to be an original signature hereto. 10. Effect of Headings. The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof. 11. Construction of Amendment. This Amendment has been negotiated by the respective Parties, and the language shall not be construed for or against either Party. [signature page follows]

3 IN WITNESS WHEREOF, each of the Parties has executed this Amendment as of the day and year first above written. BAKKT HOLDINGS, INC. By: /s/ Sean Collins___________________ Name: Sean Collins Date: March 19, 2025__________________ Title: Chairman of the Board of Directors Address: Bakkt Holdings, Inc. Avalon Boulevard, Suite 1000 Alpharetta, GA 30009 Attention: legal-notices@bakkt.com ANDY MAIN /s/ Andrew Main______________ Andrew Main Date: March 19, 2025_______________ Address: [***] Email: [***]